UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):March 14, 2005

                           DVI Receivables XII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE               333-94523-04              23-3037831
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          (State or Other            (Commission            (IRS Employer
  Jurisdiction of Incorporation)     File Number)       Identification Number)

                     29 DALEY CIRCLE, MARLBOROUGH, MA 01752

       Registrant's Telephone Number, Including Area Code: (508) 460-1585

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On March 10, 2005, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XII, L.L.C., the servicer report for the payment date March 14,2005 attached hereto as Exhibit
99.1 (the "March Report").

USBPS has certified to the March Report. The March Report has not been approved by any third party, including the Trustee.

Item 9.01 Financial Statements and Exhibits

       (a)   Exhibits

             99.1  -  DVI Receivables XII, L.L.C. 2000-2 Servicer Report for the
                      Payment Date March 14, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DVI Receivables XII, L.L.C.,
                                          by its Managing Member,
                                          DVI Receivables Corp. VIII

                                          By:   /s/ Dennis Buckley
                                              ----------------------------------
                                                Dennis Buckley
                                                Vice President

Dated: March 30, 2005